UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) March 27, 2018

STELLAR BIOTECHNOLOGIES, INC.

 (Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37619	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

332 E. Scott Street

 Port Hueneme, California 93041

(Address of principal executive offices) (Zip Code)

 (805) 488-2800

(Registrant’s telephone number, including area code)

Not applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03(a)	Material Modification to Rights of Security Holders

On March 27, 2018, the shareholders of Stellar Biotechnologies, Inc. (the “Company”) approved at the Company’s Annual Meeting (as defined below under Item 5.07) the alteration of the Company’s Notice of Articles and Articles to create a class of Preferred Shares, consisting of an unlimited number of Preferred Shares, without par value. The Preferred Shares may be designated and issued in one or more series in the future, with such rights, preferences and privileges as determined by the Board of Directors, if and when issued, without further shareholder action. The authorized share increase will not change the number of common shares currently outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our common shares. However, to the extent that Preferred Shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis. Preferred Shares, if and when issued, may or may not have a dilutive effect on the voting rights of shareholders owning common shares, depending on the rights and preferences set by the Board. However, except for such rights relating to the election of directors, or on a default in payment of dividends as may be attached to any series of the Preferred Shares by the Board of Directors, or in connection with convertible Preferred Shares, the holders of Preferred Shares shall not be entitled as such to receive notice or, to attend or to vote at any general meeting of shareholders of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 27, 2018, Stellar Biotechnologies, Inc. (the “Company”) held its 2018 annual general and special meeting of shareholders (the “Annual Meeting”). Set forth below are the matters submitted to the shareholders at the Annual Meeting, all of which were approved:

•	the election of eight (8) directors to serve on the Company’s Board of Directors until the Company’s annual general meeting of shareholders to be held in 2019 or until their successors are duly elected and qualified;

•	the ratification of the appointment of Moss Adams LLP as the Company’s auditors and independent registered public accounting firm for the fiscal year ending September 30, 2018; and

•	the approval of an alteration to the Company’s Notice of Articles and Articles to create a class of Preferred Shares.

The final voting results with respect to each matter are set forth below.

Election of Directors

NOMINEE	FOR VOTES	WITHHELD VOTES	ABSTAIN	BROKER NON-VOTES
Deborah F. Aghib	1,907,326	34,353	0	3,664,201
Tessie M. Che	1,878,975	62,704	0	3,664,201
Paul Chun	1,895,633	46,046	0	3,664,201
David L. Hill	1,895,914	45,765	0	3,664,201
Daniel E. Morse	1,895,867	45,812	0	3,664,201
Frank R. Oakes	1,542,898	398,781	0	3,664,201
Charles V. Olson	1,899,664	42,015	0	3,664,201
Mayank D. Sampat	1,892,689	48,990	0	3,664,201

Ratification of the Appointment of Moss Adams LLP as the Company’s Auditors and Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2018

FOR VOTES	WITHHELD VOTES	ABSTAIN	BROKER NON-VOTES
5,514,944	90,936	0	0

Approval of an Alteration to the Company’s Notice of Articles and Articles to Create a Class of Preferred Shares

FOR VOTES	AGAINST VOTES	ABSTAIN	BROKER NON-VOTES
1,650,504	291,175	0	3,664,201

Item 8.01.	Other Events.

Effective March 27, 2018, the Board approved the following Chairpersons and members of each of its standing committees:

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee

Mayank Sampat, Chair	Charles Olson , Chair	Paul Chun, Chair
Deborah Aghib	Mayank Sampat	David Hill
Paul Chun	David Hill	Deborah Aghib

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Biotechnologies, Inc.

Date: April 3, 2018	By:	/s/ Kathi Niffenegger
Name: Kathi Niffenegger Title: Chief Financial Officer